SUBSEQUENT EVENTS	12 Months Ended
Nov. 30, 2019
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

a) In January 2020, a consultant of the Company filed a lawsuit in the Supreme Court of British Columbia against the Company for approximately $1,150,000 for unpaid consulting fees, the unpaid cash consideration for the purchase of 51% interest in Majesco, and a payment for the difference between US$500,000 and the value of the Company’s shares issued on the purchase of the 51% interest in Majesco.  The Company has accrued $1,064,450 in these financial statements.  Management is currently seeking legal advice on this lawsuit.

b) In January 2020, the Company issued 57,125 common shares to settle debt of $193,582 and 11,674 common shares for $33,058 in services included in commitment to issue shares at November 30, 2019.

c) In February 2020, a consultant of the Company filed a lawsuit in the Supreme Court of British Columbia against the Company for the issuance of a share certificate for 59,706 common shares of the Company which the consultant states is owing to him and general and special damages in relation to the shares.  Management is currently seeking legal advice on this lawsuit.  No provision has been included in the financial statements as of November 30, 2019.

d) In February 2020, the Company signed an asset purchase agreement with a vendor to acquire a portfolio of assets including certain streaming platforms for US$3,325,000. This agreement is subject to approval by NASDAQ.

e) Subsequent to November 30, 2019, the Company issued 98,004 common shares for total proceeds of $205,072 (US$154,182) in connection with: (1) the exercise of 66,500 share purchase warrants at US$1.75 per warrant for proceeds of $154,651 (US$116,375) of which $104,139 (US$78,750) was included in commitment to issue shares as at November 30, 2019; and (2) 31,504 share purchase warrants at US$1.20 per warrant for proceeds of $50,308 (US$37,806).